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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: April 11, 2005


                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)



   British Columbia, Canada              000-17082                  N/A
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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               (Address of Principal Executive Offices) (Zip Code)


                                 (604) 707-7000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   OTHER EVENTS

         On April 11, 2005, QLT Inc. ("QLT") reported that Michael J. Doty will step down as Senior Vice President Finance and Chief Financial Officer, effective April 15, 2005. Effective on Mr. Doty's resignation, Cameron Nelson, QLT's Vice President Finance, will be acting Chief Financial Officer and principal financial and accounting officer of QLT.

         Cameron Nelson, age 39, joined QLT in May 2000 as Associate Director, Financial Analysis and Planning. He was promoted to Director, Financial Analysis and Planning in January 2002 and then to Senior Director, Financial Reporting & Planning, a position which he held until his recent promotion to Vice President Finance. Mr. Nelson holds a Master of Business Administration from Dartmouth College and a Bachelor of Commerce from the University of British Columbia. The employment agreement between QLT and Mr. Nelson is currently being evaluated in light of his new responsibilities and will be filed with the Securities and Exchange Commission when finalized.

         The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01   EXHIBITS

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Number   Description
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99.1     Press Release dated April 11, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     QLT INC.
                                     (Registrant)


                                     By:  /s/ Paul J. Hastings
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                                          Paul J. Hastings
                                          President and Chief Executive Officer

Dated: April 11, 2005